UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) March 11, 2003

E*TRADE Group, Inc.
(Exact name of registrant as specified in its chapter)

Delaware	1-11921	94-2844166
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation	File Number)	Identification No.)

	4500 Bohannon Drive, Menlo Park, California	94025
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 331-6000

Not Applicable
(Former name or former address, if changed since last report)

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1	Press Release announcing the election of R. Jarrett Lilien as President and Chief Operating Officer, dated March 11, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2003	E*TRADE GROUP, INC.

	By:	/s/ Russell S. Elmer
Russell S. Elmer
Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release announcing the election of R. Jarrett Lilien as President and Chief Operating Officer, dated March 11, 2003